EXHIBIT 99.2

Harsco Corporation
Pro Forma Financial Statement Information
(Unaudited)

On November 28, 2007, Harsco Corporation (the “Company”) agreed to sell its Gas Technologies business group, Harsco GasServ (“GasServ”) to Wind Point Partners, a private equity investment firm, for cash proceeds of approximately $300 million (the “GasServ Divestiture”).  An additional $40 million is payable in the form of an earnout, contingent on GasServ achieving certain performance targets in 2008 or 2009.  The sale was completed on December 7, 2007.

The unaudited Pro Forma Condensed Consolidated Balance Sheet Information as of September 30, 2007 set forth below is presented after giving effect to the GasServ Divestiture as if it occurred on September 30, 2007.  The unaudited Pro Forma Consolidated Income Statement Information for the years ending December 31, 2006, 2005 and 2004 set forth below is presented after giving effect to the GasServ Divestiture as if it occurred on January 1, 2004 and does not assume any interest income on cash proceeds related to the sale.  The Company has not presented unaudited Pro Forma Consolidated Income Statement Information for any periods subsequent to December 31, 2006, as GasServ was reported as discontinued operations in the Company’s quarterly report on Form 10-Q for the quarterly period ended September 30, 2007, filed with the Securities and Exchange Commission on November 8, 2007.

The unaudited pro forma financial statement information is derived primarily from the historical audited consolidated financial statements of the Company included in its Annual Reports on Form 10-K for the year ended December 31, 2006, as well as the unaudited condensed consolidated financial statements of the Company included in its quarterly report on Form 10-Q for the quarterly period ended September 30, 2007.  The unaudited pro forma financial statement information is based upon available information and assumptions that the Company believes are reasonable under the circumstances and were prepared to illustrate the estimated effects of the GasServ Divestiture, if it occurred on the dates specified above.

The unaudited pro forma financial statement information is provided for informational purposes and should not be considered indicative of the financial condition or results of operations that would have been achieved had the GasServ Divestiture occurred as of the periods presented.  In addition, the unaudited pro forma financial statement information does not purport to indicate balance sheet data or results of operations as of any future date or for any future period.  The unaudited pro forma financial statement information, including the notes thereto, should be read in conjunction with the historical financial statements of the Company included in its Annual Reports on Form 10-K for the years ended December 31, 2006, 2005 and 2004.

HARSCO CORPORATION
PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT INFORMATION
For the Year Ended December 31, 2006
(Unaudited)

(In thousands, except per share amounts)	As Reported	GasServ Divestiture (a)	Pro Forma
Revenues from continuing operations:
Service revenue	$2,538,068	$—	$2,538,068
Product revenue	885,225	(397,680)	487,545
Total revenues	3,423,293	(397,680)	3,025,613

Costs and expenses from continuing operations:
Cost of services sold	1,851,230	—	1,851,230
Cost of products sold	696,350	(344,388)	351,962
Selling, general and administrative expenses	507,367	(34,577)	472,790
Research and development expenses	3,026	(180)	2,846
Other expenses	6,851	(4,375)	2,476
Total costs and expenses	3,064,824	(383,520)	2,681,304

Operating income from continuing operations	358,469	(14,160)	344,309

Equity in income of unconsolidated entities, net	192	—	192
Interest income	3,709	(127)	3,582
Interest expense	(60,478)	(1)	(60,479)

Income from continuing operations before income taxes and minority interest	301,892	(14,288)	287,604

Income tax expense	(97,523)	4,169	(93,354)

Income from continuing operations before minority interest	204,369	(10,119)	194,250

Minority interest in net income	(7,860)	12	(7,848)
Income from continuing operations	$196,509	$(10,107)	$186,402

Average shares of common stock outstanding (b)	83,905		83,905

Basic earnings per common share - Continuing operations (b)	$2.34		$2.22

Diluted average shares of common stock outstanding (b)	84,430		84,430

Diluted earnings per common share - Continuing operations (b)	$2.33		$2.21

See accompanying notes to unaudited pro forma condensed consolidated financial statement information on page 6.

HARSCO CORPORATION
PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT INFORMATION
For the Year Ended December 31, 2005
(Unaudited)

(In thousands, except per share amounts)	As Reported	GasServ Divestiture (a)	Pro Forma
Revenues from continuing operations:
Service revenue	$1,928,539	$—	$1,928,539
Product revenue	837,671	(370,201)	467,470
Total revenues	2,766,210	(370,201)	2,396,009

Costs and expenses from continuing operations:
Cost of services sold	1,425,222	—	1,425,222
Cost of products sold	674,177	(320,202)	353,975
Selling, general and administrative expenses	393,187	(31,740)	361,447
Research and development expenses	2,676	(238)	2,438
Other expenses	2,000	(109)	1,891
Total costs and expenses	2,497,262	(352,289)	2,144,973

Operating income from continuing operations	268,948	(17,912)	251,036

Equity in income of unconsolidated entities, net	74	—	74
Interest income	3,165	(102)	3,063
Interest expense	(41,918)	1	(41,917)

Income from continuing operations before income taxes and minority interest	230,269	(18,013)	212,256

Income tax expense	(64,771)	5,649	(59,122)

Income from continuing operations before minority interest	165,498	(12,364)	153,134

Minority interest in net income	(8,748)	102	(8,646)
Income from continuing operations	$156,750	$(12,262)	$144,488

Average shares of common stock outstanding (b)	83,284		83,284

Basic earnings per common share - Continuing operations (b)	$1.88		$1.73

Diluted average shares of common stock outstanding (b)	84,161		84,161

Diluted earnings per common share - Continuing operations (b)	$1.86		$1.72

See accompanying notes to unaudited pro forma condensed consolidated financial statement information on page 6.

HARSCO CORPORATION
PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT INFORMATION
For the Year Ended December 31, 2004
(Unaudited)

(In thousands, except per share amounts)	As Reported	GasServ Divestiture (a)	Pro Forma
Revenues from continuing operations:
Service revenue	$1,764,159	$—	$1,764,159
Product revenue	737,900	(339,086)	398,814
Total revenues	2,502,059	(339,086)	2,162,973

Costs and expenses from continuing operations:
Cost of services sold	1,313,075	—	1,313,075
Cost of products sold	603,309	(293,022)	310,287
Selling, general and administrative expenses	368,385	(31,182)	337,203
Research and development expenses	2,579	(262)	2,317
Other expenses	4,862	(227)	4,635
Total costs and expenses	2,292,210	(324,693)	1,967,517

Operating income from continuing operations	209,849	(14,393)	195,456

Equity in income of unconsolidated entities, net	128	—	128
Interest income	2,319	(47)	2,272
Interest expense	(41,057)	2	(41,055)

Income from continuing operations before income taxes and minority interest	171,239	(14,438)	156,801

Income tax expense	(49,034)	4,505	(44,529)

Income from continuing operations before minority interest	122,205	(9,933)	112,272

Minority interest in net income	(8,665)	433	(8,232)
Income from continuing operations	$113,540	$(9,500)	$104,040

Average shares of common stock outstanding (b)	82,258		82,258

Basic earnings per common share - Continuing operations (b)	$1.38		$1.26

Diluted average shares of common stock outstanding (b)	83,196		83,196

Diluted earnings per common share - Continuing operations (b)	$1.36		$1.25

See accompanying notes to unaudited pro forma condensed consolidated financial statement information on page 6.

HARSCO CORPORATION
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET INFORMATION
At September 30, 2007
(Unaudited)

(In thousands)	As Reported	GasServ Divestiture	Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$102,668	$264,000 (c)	$366,668
Accounts receivable, net	837,531	—	837,531
Inventories	269,193	—	269,193
Other current assets	89,433	—	89,433
Assets held-for-sale	301,815	(300,234)	1,581
Total current assets	1,600,640	(36,234)	1,564,406
Property, plant and equipment, net	1,478,290	—	1,478,290
Goodwill, net	720,910	—	720,910
Intangible assets, net	194,085	—	194,085
Other assets	126,200	—	126,200
Total assets	$4,120,125	$(36,234)	$4,083,891
LIABILITIES
Current liabilities:
Short-term borrowings	$436,907	$—	$436,907
Current maturities of long-term debt	5,092	—	5,092
Accounts payable	302,066	—	302,066
Accrued compensation	96,774	—	96,774
Income taxes payable	56,487	—	56,487
Dividends payable	14,945	—	14,945
Insurance liabilities	43,840	—	43,840
Other current liabilities	285,080	—	285,080
Liabilities associated with assets held-for-sale	56,089	(56,089)	—
Total current liabilities	1,297,280	(56,089)	1,241,191
Long-term debt	887,587	—	887,587
Deferred income taxes	168,091	(6,445)	161,646
Insurance liabilities	67,548	—	67,548
Retirement plan liabilities	175,001	—	175,001
Other liabilities	104,818	—	104,818
Total liabilities	2,700,325	(62,534)	2,637,791
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY
Common stock	138,338	—	138,338
Additional paid-in capital	120,889	—	120,889
Accumulated other comprehensive loss	(65,757)	(829)	(66,586)
Retained earnings	1,829,499	27,129	1,856,628
Treasury stock	(603,169)	—	(603,169)
Total stockholders' equity	1,419,800	26,300	1,446,100
Total liabilities and stockholders' equity	$4,120,125	$(36,234)	$4,083,891

See accompanying notes to unaudited pro forma condensed consolidated financial statement information on page 6.

 HARSCO CORPORATION
NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED
INCOME STATEMENTS AND BALANCE SHEETS INFORMATION
(Unaudited)

(a)
On November 28, 2007, the Company agreed to sell its Gas Technologies business group, Harsco GasServ (“GasServ”) to Wind Point Partners, a private equity investment firm, for cash proceeds of approximately $300 million (the “GasServ Divestiture”).  The sale was completed on December 7, 2007.  The adjustments for the sale of GasServ give effect to the sale as if it occurred on January 1, 2004 for the unaudited consolidated income statement information and September 30, 2007 for the unaudited consolidated balance sheet information.  An additional $40 million is payable in the form of an earnout, contingent on the GasServ achieving certain performance targets in 2008 or 2009.  This earnout has not been reflected in the pro forma financial information.

(b)	All historical share and per share data have been restated to reflect the two-for-one stock split that was effective at the close of business on March 26, 2007.

Effect of Two-for-One Stock Split on December 31, 2006 (In thousands, except per share amounts)	As Reported	Effect of Stock Split	Adjusted

Average shares of common stock outstanding	41,953	41,952	83,905

Basic earnings per common share - Continuing operations	$4.68	$(2.34)	$2.34

Diluted average shares of common stock outstanding	42,215	42,215	84,430

Diluted earnings per common share - Continuing operations	$4.65	$(2.32)	$2.33

Effect of Two-for-One Stock Split on December 31, 2005 (In thousands, except per share amounts)	As Reported	Effect of Stock Split	Adjusted

Average shares of common stock outstanding	41,642	41,642	83,284

Basic earnings per common share - Continuing operations	$3.76	$(1.88)	$1.88

Diluted average shares of common stock outstanding	42,080	42,081	84,161

Diluted earnings per common share - Continuing operations	$3.73	$(1.87)	$1.86

Effect of Two-for-One Stock Split on December 31, 2004 (In thousands, except per share amounts)	As Reported	Effect of Stock Split	Adjusted

Average shares of common stock outstanding	41,129	41,129	82,258

Basic earnings per common share - Continuing operations	$2.76	$(1.38)	$1.38

Diluted average shares of common stock outstanding	41,598	41,598	83,196

Diluted earnings per common share - Continuing operations	$2.73	$(1.37)	$1.36

(c)
Represents estimated net after tax proceeds received from the GasServ Divestiture of approximately $264 million.  An additional $40 million (pre-tax) is payable in the form of an earnout, contingent on GasServ achieving certain performance targets in 2008 or 2009.  This earnout has not been reflected in the pro forma financial information.